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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20640

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                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


              DATE OF REPORT
     (Date of Earliest Event Reported)                        July 11, 1994

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                      COLUMBIA/HCA HEALTHCARE CORPORATION

            (Exact name of Registrant as specified in its charter)

                                   DELAWARE
                            State of Incorporation

              001-11239                                       75-2497104
             (Commission                                   (I.R.S. Employer
            File Number)                                  Identification No.)

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ITEM 5.  OTHER EVENTS

    The Registrant files herewith those exhibits listed in Item 7(c) below.

ITEM 7(C).  EXHIBITS

    The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

        1. Distribution Agreement, dated July 11, 1994, by and among Columbia/HCA Healthcare Corporation and Goldman Sachs & Co.; Lehman Brothers Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Incorporated; and Salomon Brothers Inc.

        4.1  Form of Fixed Rate Global Medium-Term Note.

        4.2  Form of Floating Rate Global Medium-Term Note.
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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        COLUMBIA/HCA HEALTHCARE CORPORATION
                                        (Registrant)

                                        By:       /s/ STEPHEN T. BRAUN
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                                            Stephen T. Braun,
                                            Senior Vice President and
                                            General Counsel

Date: July 11, 1994

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                              INDEX TO EXHIBITS

        1. Distribution Agreement, dated July 11, 1994, by and among Columbia/HCA Healthcare Corporation and Goldman Sachs & Co.; Lehman Brothers Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Incorporated; and Salomon Brothers Inc.

        4.1  Form of Fixed Rate Global Medium-Term Note.

        4.2  Form of Floating Rate Global Medium-Term Note.